EXHIBIT 32.1
CERTIFICATION BY THE PRINCIPAL EXECUTIVE OFFICER OF
THE MIDDLEBY CORPORATION
PURSUANT TO RULE 13A-14(b) UNDER THE EXCHANGE ACT AND
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)
This certification is being furnished pursuant to Rule 13a-14(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
I, Timothy J. FitzGerald, Chief Executive Officer (principal executive officer) of The Middleby Corporation (the “Registrant”), certify, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended September 28, 2024 of the Registrant (the “Report”), that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and
(2)The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Registrant.
Date: November 7, 2024

/s/ Timothy J. FitzGerald
Timothy J. FitzGerald